                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement         [_] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CNB Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          --Enter Company Name Here--
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

[LOGO OF CNB(R)]
FINANCIAL CORPORATION
P.O. Box 42
Clearfield, PA 16830

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNB FINANCIAL CORPORATION will be held at the County National Bank, One South Second Street, Clearfield, Pennsylvania 16830 on Tuesday, April 16, 2002, at 2:00 P.M. for the following purposes:

  1. ELECTION OF DIRECTORS: The election of five Class 1 directors to serve until the Annual Meeting in the year 2005 or until their respective successors are elected and qualified.

  2. TRANSACTION OF OTHER BUSINESS: To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed March 6, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  The annual report to shareholders for the year ended December 31, 2001 and a form of proxy are enclosed.

  YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE RETURN THE PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY BY SO NOTIFYING THE SECRETARY AND VOTE YOUR SHARES IN PERSON.

                                    By Order of the Board of Directors,

                                    /s/ William A. Franson
                                    William A. Franson
                                    Executive Vice President and Secretary

Clearfield, Pennsylvania
March 21, 2002

                                PROXY STATEMENT

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                            TUESDAY, APRIL 16, 2002

    CNB Financial Corporation (the "Corporation") is a Pennsylvania business corporation and a bank holding company registered with the Federal Reserve Board having its principal offices at County National Bank, Clearfield, Pennsylvania 16830. The subsidiaries of the Corporation are County National Bank (the "Bank"), CNB Investment Corporation and County Reinsurance Company.

    The enclosed proxy is being solicited by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held April 16, 2002. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Corporation may solicit proxies personally or by telephone and the Corporation may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing. The date on which this proxy statement and the accompanying form of proxy was mailed to shareholders was March 21, 2002.

    A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on a particular matter to be acted upon at the meeting. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

    The enclosed proxy is revocable at any time prior to the actual voting of such proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Corporation. In the event your proxy is mailed and you attend the meeting, you have the right to revoke your proxy and cast your vote personally. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with the instructions, if any. Unless otherwise directed, proxies will be voted in "FAVOR" of (1) the election as directors of the four nominees named under the caption "Election of Directors" herein. The Board of Directors is not aware of any other matters which will be presented for action at the meeting, but the persons named in the proxies intend to vote or act according to their discretion with respect to any other proposal which may be presented for action.

    The Board of Directors has fixed the close of business on March 6, 2002, as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the meeting. The only securities of the Corporation entitled to vote at the meeting consist of 3,629,157 shares of common stock outstanding on the Record Date.

    In the election of directors, each shareholder or a duly authorized proxy will have the right to vote the number of shares owned for each of the directors to be elected.

    The affirmative vote of a majority of the outstanding shares on the matter is required for the approval of all matters.

    To the knowledge of the Corporation, only the Trust Department of County National Bank, a wholly owned subsidiary of the Corporation, owned of record or beneficially on the record date more than five percent (5%) of the outstanding common stock of the Corporation. At the Record Date, all officers and directors of the Corporation as a group beneficially owned 209,857 shares or 5.78%.

1. ELECTION OF DIRECTORS

   The Articles of Association of the Corporation provide that the Board of Directors shall consist of not less than nine nor more than twenty-four persons. The Board of Directors has acted to fix the number of directors for the ensuing year at thirteen and the number of Class 1 directors at five.

   The Articles further provide that the Board shall be classified into three classes with each class consisting of no less than three nor more than eight directors. One class of directors is to be elected annually. Of the persons named below, all of whom are members of the present Board of Directors, five are nominated to serve as Class 1 directors to hold office for a three year term expiring at the third succeeding annual meeting (in the year 2005) or until their respective successors have been duly elected and have qualified. The persons named in the enclosed proxy will vote for the election of the nominees named below unless authority is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If, for any reason, any of the nominees named below should become unavailable to serve, the enclosed proxy will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

NOMINEES: Class 1 directors for a three year term expiring at annual shareholders meeting in the year 2005.

                                                                                                             Percent of
                                                                                         Shares              Beneficial
                                     Business Experience                     Director    Beneficially        Ownership
------------------------------------------------------------------------------------------------------------------------------
Name                            Age  (Past Five Years)                       Since       Owned  (1) (2)       If 1.00% or More
William F. Falger                54  President and Chief Executive Officer    4/16/96     2,740 (3) (5)              --
                                     CNB Financial Corporation                           15,506     (6)
                                     President and Chief Executive Officer
                                     County National Bank

James J. Leitzinger              63  President                                10/4/83    10,299     (3)
                                     Leitzinger Realty
                                     (Real Estate Investments)

Jeffrey S. Powell                37  President                               12/27/94    14,820     (3)              --
                                     J. J. Powell, Inc.
                                     (Petroleum Distributor)

Peter F. Smith                   47  Attorney at Law                          9/12/89    11,300                      --

James B. Ryan                    54  Retired, Formerly Vice President of       2/9/99     9,850                      --
                                     Sales & Marketing
                                     Windfall Products, Inc.
                                     (Manufacturer)

The following Class 3 directors terms expire at the time of the annual meeting in 2003.

Robert E. Brown              60  Vice President                      2/15/83  17,996     (3)           --
                                 E. M. Brown, Inc.
                                 (Coal Producer)
James P. Moore               66  Retired, Formerly President and     4/13/82  10,416 (3) (5)           --
                                 Chief Executive Officer
                                 CNB Financial Corporation
                                 Formerly Chairman of the Board
                                 County National Bank
Robert C. Penoyer            67  President                           2/15/83  10,914 (3) (4) (5)
                                 Penoyer Contracting Co., Inc.
                                 (Contractor)
Joseph L. Waroquier, Sr.     68  Retired, Formerly President         5/13/86  24,486     (3)           --
                                 Waroquier Coal Company
                                 (Coal Producer)

The following Class 2 directors terms expire at the time of the annual meeting in 2004.

William A. Franson               58  Executive Vice President                1/1/01   3,001     (5)     --
                                     and Secretary                                   15,506     (6)
                                     CNB Financial Corporation
                                     Executive Vice President and Cashier
                                     Chief Operating Officer
                                     County National Bank

Richard D. Gathagan              60  Principal                              11/8/88  38,764     (3)   1.06%
                                     Gathagan Investment Company, LLP
                                     (Diversified Investments)

Dennis L. Merrey                 53  Retired, Formerly President             6/4/91  17,934     (4)     --
                                     Clearfield Powdered Metals, Inc.
                                     (Manufacturer)

William R. Owens                 64  Chairman of the Board                  2/15/83  20,000             --
                                     Retired, Formerly Vice President,
                                     Secretary and Treasurer
                                     CNB Financial Corporation
                                     Formerly President and
                                     Chief Executive Officer
                                     County National Bank

Beneficial Ownership of Other Named Executive Officers:
Joseph B. Bower, Jr.             38  Treasurer                                        1,831 (3) (4)     --
                                     CNB Financial Corporation
                                     Senior Vice President
                                     Chief Financial Officer
                                     County National Bank

(1) Information furnished by directors and executive officers.
(2) The shares "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and include shares as to which the individual has or shares voting or investment power on the Record Date or has the right to acquire beneficial ownership within 60 days after the Record Date.
(3) This figure includes joint ownership with relatives as to which the director has joint voting or investment powers.
(4) This figure includes indirect ownership of shares as to which the director or officer has voting or investment powers.
(5) This figure includes shares through a trust or pension plan agreement.
(6) This figure includes shared voting rights for shares indirectly held in trust for the Bank's 401(k) employees' savings plan.

2. OTHER MATTERS

  The Board of Directors does not intend to bring any other matters before the annual meeting and does not know of any matter which anyone proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Boards of Directors held twenty meetings during 2001.

  The Board of Directors of the Corporation and the Board of Directors of the Bank have a number of joint committees that serve both the Corporation and the Bank. These include an Audit Committee, a Personnel Committee, an Executive Compensation Committee and a Nominating Committee.

Board and Committee Meetings

  Audit Committee. The Audit Committee met five times in 2001. The Audit Committee recommends the appointment of CNB Financial Corporation's (the "Corporation") independent accountants, reviews and approves the audit plan and fee estimate of the independent public accountants, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management, supervises the internal auditor, and reviews and approves the annual financial statements. Members of the Audit Committee are Jeffrey S. Powell, Chairman, Dennis L. Merrey, Robert C. Penoyer, and James B. Ryan. The Corporation's board adopted a written charter for the Audit Committee on May 3, 2001. A copy of the charter follows:

                            _______________________
                                 Audit Charter
Organization
------------

  This charter governs the operations of the audit committee. The committee shall review and reassess the charter on an annual basis and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and CNB Financial Corporation. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and CNB Financial Corporation. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise, as the Board of Directors interprets such qualifications.

Statement of Policy
-------------------

  The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to CNB Financial Corporation's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of CNB Financial Corporation's financial statements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, the independent auditors, the internal auditors and management of County National Bank. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of County National Bank and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes
------------------------------

  The primary responsibility of the audit committee is to oversee CNB Financial Corporation's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing CNB Financial Corporation's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting and sound business risk practices.

  The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  * The committee shall discuss with the auditors their independence from management and CNB Financial Corporation and the matters included in the written disclosures required by the Independence Standards Board. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the committee shall review and recommend to the board the selection of CNB Financial Corporation's independent auditors.

  * The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including CNB Financial Corporation's system to monitor and manage business risk. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

  * The committee shall review the interim financial statements with management prior to the filing of CNB Financial Corporation's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

  * The committee shall review with management the financial statements to be included in CNB Financial Corporation's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                        ______________________________

  Audit Committee Independence. In the opinion of the Corporation's board, the directors of the Audit Committee do not have a relationship with the Corporation or any of its affiliates that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. None of them is or has for the past three years been an employee of the Corporation or any of its affiliates, and no immediate family members of any of them is or has for the past three years been an executive officer of the Corporation or any of its affiliates.

  Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this proxy statement:

       The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2001 and has discussed the audited financial statements with management. The Audit Committee has also discussed with Crowe, Chizek and Company LLP, independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Crowe, Chizek and Company LLP required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor's independence), and has discussed with Crowe, Chizek and Company LLP the independent accountants' independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in CNB Financial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

       Submitted by the Audit Committee,

  This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such act.

  The Executive Compensation Committee/Personnel Committee consisted of Dennis
L. Merrey, Chairman; Robert E. Brown; Richard D. Gathagan; and Peter F. Smith. The Committee met six times during 2001. See "Executive Compensation -Executive Compensation Committee."

  The Nominating Committee met once during 2001. The Committee consists of Peter
F. Smith, Chairman; Robert E. Brown; Richard D. Gathagan; and Jeffrey S. Powell. Its function is to recommend candidates for nomination for election to the Board of Directors. Any shareholder who wishes to have the committee consider a candidate should submit the name of the candidate, along with any biographical or other relevant information that the shareholder wishes the Committee to consider and the consent of such candidate evidencing his or her willingness to serve as a director, to the President of the Corporation at the address appearing on the first page of this Proxy Statement. Any nomination is subject to Article V, Section 2 of the By-Laws.

  Directors William R. Owens and William F. Falger are ex officio members of all committees if not otherwise named, except the Audit and Executive Compensation Committees as to Mr. Falger.

                            EXECUTIVE COMPENSATION

Report of the Executive Compensation Committee

  The Executive Compensation Committee ("Committee") is composed of five non-employee, independent directors selected from the Boards of Directors of the Corporation and the Bank.

  The Committee has the overall responsibility for reviewing, establishing, and administering policies which govern executive compensation programs. In discharging these responsibilities, the Committee seeks to maintain a position of "equity" with respect to the balancing of interests of the shareholder with those of the executive officers.

  At the request of the Committee, executive officers of the Corporation or Bank may be present at Committee meetings for discussion purposes. However, they have no involvement in the decisions made by the Committee, nor do they have a vote on any matters brought before the group. Independent, outside advisors and consultants may also be used from time to time by the Committee in a similar manner.

Executive Compensation Philosophy & Policy

  The written executive compensation philosophy is an integral part of the Executive Compensation Program since it reflects the attitudes of the Board(s) of Directors toward program participation, peer group comparisons, plan design, etc. Within the overall objectives of equity and regulatory compliance, the philosophy serves to guide the deliberations of the Committee and acts as a standard against which plan performance may be measured.

  Executive compensation programs are designed to encourage executive decisions and actions that have a positive impact on the Corporation's overall performance. For that reason, program participation is limited to those individuals who have the greatest opportunity to influence the achievement of strategic corporate objectives.

  The pay philosophy defines what the organization will pay for, e.g., performance, job worth, etc. The Committee has established the following parameters for the pay philosophy under the current program:

     1. Base compensation levels for the Corporation's executive officers that are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as the United States. The committee also takes into account individual experience and performance of executive officers relative to the specific needs of the Corporation.

     2. Compensation adjustments that are subjective and discretionary on the part of the Committee and the Board(s) of Directors. However, these discretionary adjustments will be made taking into account the overall performance of the Corporation and the individual performance appraisals of the executive officers.

     3. Incentive compensation that is based on overall bank and individual performance. This form of compensation is in addition to base salary and is intended to focus management on the achievement of certain financial goals on a yearly basis. It is also designed to have a portion of the executive officers' total compensation at risk relative to the performance of the Corporation.

     4. The utilization of "non-qualified" programs, as defined by the Internal Revenue Code, where these programs are appropriate in meeting shareholder, Corporation, and executive officer interests.

     5. Stock incentive plan designed to provide long term incentives with awards that are discretionary by the Board of Directors.

  This executive compensation philosophy and policy has been developed to help the Executive Compensation Committee meet the objective of the executive compensation plan. To the extent necessary, it will be regularly evaluated and revised in order to meet this objective on an ongoing basis.

Executive Compensation Programs

  The primary components of the executive compensation program are base salaries and base benefits. Base salaries are defined by taking into account the job responsibilities of the positions, characteristics of the organization, and comparative salary information compiled and reviewed on an annual basis. The Committee regularly reviews the job assignments of the executive officers and analyzes a variety of annually-developed compensation salary survey information in order to maintain executive officer salaries that are equitable and competitive.

  Executive officers participate in the normal benefits programs available to employees of the Bank, e.g., pension plan, savings plan, group life, disability, hospitalization, major medical plans, etc. which do not discriminate in favor of officers and are available to all employees.

  Beginning in 1995, the Committee established an Executive Incentive Compensation Plan for executive officers. The purpose of this plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve the Corporation's annual goals set at the beginning of the fiscal year. The primary measure utilized in the plan is return on average assets with additional measures for loan growth and quality and trust asset growth and profitability. The Plan is reviewed and updated annually.

  Beyond the payment of dues to certain service and social organizations, executive officers do not receive any additional perquisites with the exception of a vehicle provided to Mr. Falger at the expense of the Corporation.

Chief Executive Officer Compensation

  The 2001 base salary for the Corporation's Chief Executive Officer, William F. Falger, was determined by taking into account Mr. Falger's additional duties as Chief Executive Officer of the Corporation which he assumed at the beginning of the year. Mr. Falger continues to serve as President and Chief Executive Officer of the Bank, a position he has held since 1992. Also with respect to Mr. Falger's base salary, the Committee took into consideration a comparison of base salaries of chief executive officers of peer group financial institutions in Pennsylvania.

  In addition to base salary, Mr. Falger received a cash bonus for 2001 performance equal to 34% of base salary. This bonus was paid based upon the level of earnings of the Corporation in excess of the median level of earnings achieved by all bank holding companies in the Unitied States with assets in excess of $500 million but less than $1.0 billion in accordance with the 2001 Executive Incentive Plan approved in December, 2000.

  Mr. Falger was granted an option to purchase 5,000 shares of the Corporation's stock under the 1999 Stock Incentive Plan. The option price of these shares is $22.50 per share and the option agreement expires in ten years.

  The Corporation also provides to Mr. Falger the use of a vehicle as well as the payment of club dues.

2001 Executive Compensation Actions

  With the beginning of 2001, the number of executive officers was reduced from six to five with the retirement of James P. Moore, formerly President and Chief Executive Officer of the Corporation. His former position was consolidated with the position of President and Chief Executive Officer of the Bank and was assumed by William F. Falger. The other executive officers of the Corporation and/or the Bank are William A. Franson, Executive Vice President and Cashier, Joseph B. Bower, Jr., Senior Vice President and Chief Financial Officer, Mark D. Breakey, Senior Vice President and Chief Loan Officer and Donald E. Shawley, Senior Vice President and Senior Trust Officer.

  When evaluating the salaries and benefits of the executive officers for 2001, the Committee utilized a comprehensive survey of single bank holding companies and banks in Pennsylvania for comparison purposes. The Committee used the Bank Holding Company Performance Report prepared by the Federal Reserve Board in establishing performance targets under the 2001 Executive Incentive Compensation Plan. Incentive awards under the plan were determined using year end data and paid in the first quarter of the following year. In addition, the Committee measures and evaluates the total cost of executive compensation as a percentage of the Corporation's net income. The Committee reviewed the following comparison for the years 1999, 2000 and 2001:

          Salary and bonuses    2001 - 12.8%
          as a % of Net Income  2000 - 13.5%
                                1999 - 15.1%

  During 2001, the Board of Directors of the Corporation approved, upon the recommendation of the Committee, the execution of Executive Employment Contracts for Messrs. Falger, Franson and Bower. The term of these contracts is three years commencing on January 1, 2001 and may be extended for one year at the Corporation's option on the anniversary date of the contracts. The contracts are for the primary purpose of providing for severance pay in the event of a "change of control" of the Corporation. In consideration for the provisions regarding payment of severance benefits, the executives agree to not compete with the Corporation for a period of three years following the date of severance.

     Submitted by the Executive Compensation Committee:

     Dennis L. Merrey, Chairman  Richard D. Gathagan  Peter F. Smith  Robert E.
     Brown

Summary Compensation Table

  The following table shows, for the fiscal years ended December 31, 1999, 2000 and 2001, the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each executive officer of the Corporation whose total annual salary and bonus exceeded $100,000 for any of these years.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Long-term Compensation
                                                                            -------------------------------------
                                   Annual Compensation                               Awards             Payouts
------------------------------------------------------------------------------------------------------------------------------------
Name and                                                     Other Annual   Restricted       Options/   LTIP          All Other
Principal                                 Salary     Bonus   Compensation   Stock Award(s)   SARs       Payouts       Compensation
Position                      Year         ($)        ($)       ($) (1)         ($)            (#)        ($)            ($) (2)
------------------------------------------------------------------------------------------------------------------------------------
William F. Falger,             2001        220,000   77,416         0             0            5,000        0             46,055
President and CEO of           2000        175,000        0         0             0            5,000        0             42,380
CNB Financial Corp.            1999        155,000        0         0             0            3,500        0             38,743
President and CEO of
County National Bank

William A. Franson,            2001        130,000   50,347         0             0            3,000        0             41,441
Executive Vice President       2000        120,000      708         0             0            2,500        0             37,421
and Secretary of               1999        113,300        0         0             0            2,500        0             36,964
CNB Financial Corp.
Executive Vice President,
Cashier and COO of
County National Bank

Joseph B. Bower, Jr.,          2001        100,000   35,233         0             0            2,500        0             15,934
Treasurer of                   2000         87,500   22,675         0             0            2,500        0             12,463
CNB Financial Corp.            1999         80,000        0         0             0            2,500        0              8,731
Senior Vice President
and CFO of
County National Bank
------------------------------------------------------------------------------------------------------------------------------------

(1) It is the policy of the Corporation to pay dues to certain service and social organizations for the executive officers. The incremental costs of these items were minimal and did not exceed the lesser of 10% of total compensation or $50,000 for any named executive officer.

(2) Figures stated in this column include contributions to the County National Bank Money Purchase Pension Plan, 401(K) Savings Plan, term life insurance premiums.

Pension Plan

  The Corporation does not have a retirement plan. The Bank maintains a non-contributory pension plan called The County National Bank Money Purchase Pension Plan. All active officers and employees, 21 years of age or over, employed by the Bank for one year, are participants in the Plan. The salary contribution per participant is 6% of total salary plus 5.7% of salary in excess of $80,400, but subject to a $170,000 salary limit. The total annual contribution to the retirement plan for the year 2001 was $308,000. Employees become vested after five years service with the Bank. Directors other than active officers are not covered by any retirement plan. Retirement funds are held in trust for each employee. Benefits are determined by the employer's contribution over the years and the plan earnings. At the time of retirement, the total value is distributed in one lump sum.

Savings Plan

  The County National Bank Savings Plan is qualified under Section 401(k) of the Internal Revenue Code. Participants can elect to deposit up to 15% of their annual salary into the Plan. Under the Tax Reform Act, participants' contributions are limited to $10,500, and also subject to the $170,000 compensation limit. All officers and employees of County National Bank, including those named in the Summary Compensation Table set forth herein, are eligible to participate in the Plan. The Bank makes matching contributions dollar-for-dollar of the participant's salary deferrals up to 3% of compensation and then a fifty-cents on the dollar matching contribution on salary deferrals from 3% to 5% of compensation in the form of corporation stock. The Bank's total contribution to the savings plan was $187,000 for the year. All participant's contributions, at the participant's election, are invested among several mutual fund options maintained by the Bank as Trustee during 2001 The Bank's contributions to the Savings Plan in 2001 for the accounts of the officers named in the Summary Compensation Table set forth herein is included as All Other Compensation.

Stock Incentive Plan

  In 1999, the Corporation's Board of Directors adopted and the Stockholders approved the CNB Financial Corporation Stock Incentive Plan. The purpose of the Plan is to advance the development, growth and financial condition of the Corporation by providing incentives through participation in the appreciation of the capital stock in order to secure, retain and motivate personnel responsible for the operation and management of the Corporation and its subsidiaries. On December 11, 2001 ("Grant Date"), the Board of Directors granted qualified stock options for key officers of the Bank, the right to purchase shares of the Corporation Common Stock at a price of $22.50. The period of the options shall be ten (10) years, commencing from the date of the grant. The Option shall not be exercisable until one year from the date of the grant. Shares granted under option in 2001 were 21,500.

Option/SAR Grants

  The following table sets forth information concerning stock options granted in 2001 under the Stock Incentive Plan to the Chief Executive Officer and the executives of the Corporation named in the Summary Compensation Table:

   (a)                             (b)            (c)          (d)       (e)           (f)
                                               % of Total
                                 Number of      Options/
                                Securities    SARs Granted   Exercise                  Grant
                                Underlying    to Employees    or Base                   Date
                               Options/SARs     in Fiscal      Price    Expiration     Present
  Name                           Granted          Year       ($/Share)     Date       Value ($)
--------------------------------------------------------------------------------------------------
William F. Falger                 5,000          23.3%       $  22.50   12/11/2011    $  112,500
William A. Franson                3,000          14.0%       $  22.50   12/11/2011    $   67,500
Joseph B. Bower, Jr.              2,500          11.6%       $  22.50   12/11/2011    $   56,250

Aggregated Stock Option Exercised During 2001 and Year-End Option Values

  The following table sets forth information concerning the exercise during 2001 of options granted under the Stock Incentive Plan by three of the most highly compensated executives of the Corporation named in the Summary Compensation
Table:

   (a)                             (b)           (c)                  (d)                          (e)
                                  Number                      Number of Securities
                                    of          Value        Underlying Unexercised         Value of Unexercised
                                  Shares       Realized            Options at           In-the-Money Options on
                                 Acquired     on Shares        December 31, 2001         December 31, 2001 (2)
  Name                         On Exercise   Acquired (1)  Exercisable Unexercisable   Exercisable  Unexercisable
----------------------------------------------------------------------------------------------------------------------
William F. Falger                   0             0            3,000       10,500      $     5,375   $     17,625
William A. Franson                  0             0            1,875        6,125      $     2,688   $      8,963
Joseph B. Bower, Jr.                0             0            1,875        5,625      $     2,688   $      8,813

(1) Represents the difference between the market value on the date of exercise of the shares acquired and the option price of those shares.

(2) Represents the differences between the aggregate market value at December 31, 2001 of the shares subject to the options and the aggregate option price of those shares.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Executive Compensation Committee is composed of Chairman Merrey and Messrs. Brown, Gathagan, and Smith. Mr. Smith is general counsel for the Corporation and the Bank.

                           COMPENSATION OF DIRECTORS

  Members of the Corporation's Board of Directors who are not employees of the Corporation or the Bank are paid a quarterly retainer fee of $125 and also $200 for attendance at each board and $265 for each committee meeting. Non-Executive Corporate Board Chairperson is also paid a $417 monthly retainer fee. Members of the Bank's Board of Directors who are not employees of the Corporation or the Bank are paid $425 for attendance at each Board meeting and $265 for attendance at each committee meeting. Committee Chairpersons were paid $315 for each meeting attended. All Bank Board of Director members are paid a $500 monthly retainer.

CERTAIN TRANSACTIONS

  Directors and officers of The Corporation and certain business organizations and individuals associated with them have been customers of and have had normal banking transactions with County National Bank. All such transactions have been made in the ordinary course of business, on terms substantially equivalent, including interest rates and collateral, to those which prevailed in similar transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features.

  From time to time, The Corporation and the Bank may purchase materials or services from directors or from companies with which directors are associated. Any disclosures that apply in this regard appear under the section of Compensation Committee Interlocks.

  Mr. Peter F. Smith serves as legal counsel for the Corporation and the Bank. During the last fiscal year, the Corporation paid Mr. Smith $43,881 for legal services.

DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

  The Directors approved a Directors and Executive Deferred Compensation Plan. Annually, outside directors can elect the level of participation of their director compensation to be deferred. Executive deferrals can be elected throughout the year up to 10% of base compensation and 100% of all bonuses. All deferred compensation will be a general liability of this Corporation and Bank, respectively. This is a phantom stock plan whereby any appreciation or depreciation in each participants account value will reflect precisely CNB Financial Corporation common stock performance including cash dividends. Deferred compensation will serve as a funding source for a trust. Investments are expected to closely match the appreciated or depreciated liability. Any variance will be adjusted by an expense or gain to the Corporation or Bank. In addition to the tax advantages to the participants, they are each additionally incented toward the general performance of the Corporation's common stock. Accounting treatment for this plan is subject to the Financial Accounting Standards Board Statement #123.

                               PERFORMANCE GRAPH

  The following graph illustrates the performance pattern of the common stock of CNB Financial Corporation as compared to the NASDAQ bank stock index and all NASDAQ U.S. stocks. The index values are market weighted, dividend reinvestment numbers which measure the total return for investing $100 five years ago. This index meets all SEC requirements for showing dividend reinvestment share performance over a five year period. The bank index values qualify as industry specific peer groups for reporting purposes and measure the return to an investor for placing $100 into a basket of stocks and letting that money set with all dividends being reinvested into the stock paying the dividend.

-------------------------------------------------------------------------------
                          CNB Financial Corporation
                            Stock Price Performance



                             [GRAPH APPEARS HERE]

                           Total Return Performance

                                                  Period Ending
                             ----------------------------------------------------------
Index                        12/31/96  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01
---------------------------------------------------------------------------------------
CNB Financial Corporation      100.00    118.03    197.74    139.49     95.90    151.55
NASDAQ - Total US*             100.00    122.48    172.68    320.89    193.01    153.15
NASDAQ Bank Index*             100.00    167.41    166.33    159.89    182.38    197.44

---------------------------------------------------------------------------------------

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved. crsp.com.

SNL Financial LC                                        (434) 977-1600
(C) 2002

CONCERNING THE INDEPENDENT PUBLIC ACCOUNTANTS

  Independent Auditors for the Year Ending December 31, 2002. The Corporation's independent auditor for the fiscal year ended December 31, 2001 was Crowe Chizek and Company LLP ("Crowe Chizek"). The board has selected Crowe Chizek to be the independent auditor for the fiscal year ending December 31, 2002. A representative of Crowe Chizek is expected to be present at the annual meeting.

  Audit Fees. The aggregate fees billed or estimated to be billed for professional services rendered by Crowe Chizek for the audit of the Corporation's annual financial statements for the year ended December 31, 2001 and for Crowe Chizek's review of the financial statements included in the Forms 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 and Form 10-K for the year ended December 31, 2001 are $72,100.

  Financial Information Systems Design and Implementation Fees. In 2001 Crowe Chizek performed no services and therefore billed no fees relating to operating or supervising the operation of information systems or local area network or for designing or implementing financial information management systems.

  All Other Fees. In 2001, Crowe Chizek prepared the consolidated federal and state tax returns for the Corporation. The aggregate fees billed or estimated to be billed for this service were $7,700. No other services were rendered.

  Auditor Independence. The audit committee of the board believes that the non-audit services provided by Crowe Chizek are compatible with maintaining the auditor's independence. None of the time devoted by Crowe Chizek on its engagement to audit the financial statements for the year ended December 31, 2001 is attributable to work performed by persons other than full-time, permanent employees of Crowe Chizek.

SHAREHOLDER PROPOSALS

  The Board of Directors will consider shareholder proposals for the year 2003 annual meeting. Any shareholder wishing to make a proposal to be considered for inclusion in the proxy statement for the year 2003 annual meeting of shareholders should forward a written copy of such proposal to William F. Falger, President, CNB Financial Corporation, P.O. Box 42, Clearfield, PA 16830 by certified mail, return receipt requested, no later than November 21, 2002.

                                   By Order of the Board of Directors,

                                   /s/ William A. Franson

                                   William A. Franson
                                   Executive Vice President and Secretary

Clearfield, Pennsylvania
March 21, 2002

PROXY               [LOGO OF CNB(R) FINANCIAL CORPORATION]                 PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           PROXY FOR ANNUAL MEETING
                        OF SHAREHOLDERS APRIL 16, 2002

The undersigned hereby appoint Mr. L. Albert Hubler and Mr. J. Carl Ogden and each of them the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) to vote all stock of CNB Financial Corporation standing in the undersigned's name(s) at the Annual Meeting of Shareholders to be held at the office of CNB Financial Corporation/County National Bank, One South Second Street, Clearfield, Pa 16830 on April 16, 2002 or at any adjournment thereof.

1. ELECTION OF DIRECTORS:
   To elect the persons named below to serve as Class 1 Directors until the Annual Meeting in the year 2005 or until their successors are duly elected.

    [_] FOR               [_] FOR               [_] WITHHOLD
        all nominees          all nominees          for all nominees
                              except those
                              which I/we with-
                              hold authority
                              *(see INSTRUCTION
                              below)

William F. Falger         James J. Leitzinger       Jeffrey  S. Powell
Peter F. Smith            James B. Ryan

* INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE NOMINEE'S NAME(S) IN THIS SPACE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Transact such other business as may properly come before said meeting. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THE NAMED PROXIES ARE AUTHORIZED TO VOTE THEREON AT THEIR DISCRETION.

This proxy confers discretionary authority to vote FOR the proposals in the absence of contrary directions. The action of a majority of said attorneys and proxies present and acting at said meeting or adjournment (or the one thereof so present and acting if only one shall be present and acting) shall be the action of said attorneys and proxies.

Number of shares
of record on
March 6, 2002                    Dated __________________________ 20 ___________

------------------               -----------------------------------------------
                                                   Signature

                                 -----------------------------------------------
                                                   Signature

Please sign exactly as printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If stock is held jointly, each joint owner should sign.